EXHIBIT 21

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

Subsidiaries of Sonoco Products Company, pursuant to Item 601(21) of Regulation S-K, as of December 31, 2009 are:

1.	Sonoco-Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

2.	Engraph Puerto Rico, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

3.	Sonoco Flexible Packaging Co., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

4.	Gunther of America, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

5.	Sonoco Development, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

6.	Sonoco Recycling, Inc., a 100%-owned domestic subsidiary, incorporated in North Carolina

7.	Inspiral, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

8.	Sonoco (SPG), Inc., a 100%-owned domestic subsidiary, incorporated in Wisconsin

9.	Sonoco Crellin Holding, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

10.	Trident Graphics NA LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

11.	Gunther U.S.A., Inc., a 100%-owned domestic subsidiary, incorporated in Tennessee

12.	Sonoco Paperboard Group LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

13.	Sonoco Crellin International, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

14.	Sonoco-Crellin, Inc., a 100%-owned domestic subsidiary, incorporated in New York

15.	Sebro Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan

16.	Injecto Mold, Inc., a 100%-owned domestic subsidiary, incorporated in Illinois

17.	Convex Mold, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan

18.	Sonoco Crellin B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands

19.	Southern Plug & Manufacturing, Inc., a 100%-owned domestic subsidiary, incorporated in Louisiana

20.	Sonoco Partitions, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

21.	Industrial Machine Co., Inc., a 100%-owned domestic subsidiary, incorporated in Missouri

22.	Sonoco Structural Fiber, LLC, a 95%-owned domestic subsidiary, incorporated in South Carolina

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

23.	Polysack AS, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

24.	Georgia Paper Tube, Inc., a 100%-owned domestic subsidiary, incorporated in Georgia

25.	Sonoco CorrFlex, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

26.	Sonoco CorrFlex D & P, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

27.	Sonoco CorrFlex Display and Packaging, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina

28.	Sonoco Hutchinson, LLC, a 100%-owned domestic subsidiary, incorporated in Kansas

29.	U.S. Paper Mills Corp., a 100%-owned domestic subsidiary, incorporated in Wisconsin

30.	Hayes Manufacturing Group, Inc., a 100%-owned domestic subsidiary, incorporated in Wisconsin

31.	Sonoco Phoenix, Inc., a 100%-owned domestic subsidiary, incorporated in Ohio

32.	SPC Management, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

33.	SPC Capital Management, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

34.	SPC Resources, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

35.	Sonoco International, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

36.	Sonoco of Puerto Rico, a 100%-owned domestic subsidiary, incorporated in South Carolina

37.	Sonoco Luxembourg S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg

38.	Sonoco Netherlands Holding II BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands

39.	Sonoco Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada

40.	Wisenberg U.S., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina

41.	Sonoco Montreal Corporation, a 100%-owned foreign subsidiary, incorporated in Canada

42.	Sonoco Flexible Packaging Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada

43.	1190138 Ontario Inc, a 100%-owned foreign subsidiary, incorporated in Canada

44.	S W Inc., a 100%-owned foreign subsidiary, incorporated in Canada

45.	Sonoco Ventures UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

46.	Sonoco Absorbent Technologies Limited fka Inspiral UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

47.	Sonoco Holdings UK Limited, a 100%-owned domestic subsidiary, dually incorporated in Delaware and in the United Kingdom

48.	Sonoco Milnrow, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

49.	Sonoco Products Company UK, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

50.	Sonoco Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

51.	Sonoco Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

52.	TPT Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

53.	Sonoco Polysack Limited, a 100%-owned domestic subsidiary, dually incorporated in South Carolina and in the United Kingdom

54.	Sonoco Packaging Tapes Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

55.	Sonoco Board Mills Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

56.	Sonoco UK Leasing Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

57.	Sonoco Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

58.	Capseals Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

59.	Sonoco Europe Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

60.	Unit Reels & Drums Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

61.	Grove Mill Paper Company Limited, a 99.9%-owned foreign subsidiary, incorporated in the United Kingdom

62.	TPT Board Mills Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

63.	Heathfield Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

64.	Capseals Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

65.	Cap Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

66.	Sonoco Packaging Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

67.	Nathaniel Lloyd & Company Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

68.	Corepak Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

69.	Friarsgate Studio Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

70.	Sonoco Consumer Products Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

71.	Sonoco Iberia, S.L., a 100%-owned foreign subsidiary, incorporated in Spain

72.	Sonoco Bonmati, S.A., a 100%-owned foreign subsidiary, incorporated in Spain

73.	Sonoco Pina, S.A., a 100%-owned foreign subsidiary, incorporated in Spain

74.	Sonoco Alcore Nederland B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands

75.	Sonoco Alcore - Demolli S.r.l., a 100%-owned foreign subsidiary, incorporated in Italy

76.	Sonoco Netherlands Holding I B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands

77.	Sonoco-Alcore AS, a 100%-owned foreign subsidiary, incorporated in Norway

78.	Sonoco Ambalaj Sanayi Ve Ticaret Anonim Sirketi, a 100%-owned foreign subsidiary, incorporated in Turkey

79.	Sonoco-Alcore Spolka Z Ograniczona Odpowiedzialnoscia, a 100%-owned foreign subsidiary, incorporated in Poland

80.	Sonoco International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland

81.	Sonoco Alcore NV, a 100%-owned foreign subsidiary, incorporated in Belgium

82.	Sonoco International BVI, a 100%-owned foreign subsidiary, incorporated in the British Virgin Islands

83.	Sonoco Paper Mill & IPD Hellas Sa, a 100%-owned foreign subsidiary, incorporated in Greece

84.	Sonoco CPD Greece SA, a 100%-owned foreign subsidiary, incorporated in Greece

85.	Sonoco SAS, a 100%-owned foreign subsidiary, incorporated in France

86.	Tubetex NV, a 100%-owned foreign subsidiary, incorporated in Belgium

87.	Sonoco Paper France S.A.S, a 100%-owned foreign subsidiary, incorporated in France

88.	Sonoco Consumer Products SAS, a 100%-owned foreign subsidiary, incorporated in France

89.	Sonoco Plastics Germany GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

90.	Sonoco Deutschland Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

91.	Sonoco Caprex Karton- und Papierverarbeitungs AG, a 100%-owned foreign subsidiary, incorporated in Switzerland

92.	Sonoco Deutschland GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

93.	Sonoco Alcore GmbH, a 100%-owned foreign subsidiary, incorporated in Germany

94.	Beteiligungen Sonoco Deutschland Vermogensverwaltungsgesellschaft mbh, a 100%-owned foreign subsidiary, incorporated in Germany

95.	Sonoco Australia Pty Ltd, a 100%-owned foreign subsidiary, incorporated in Australia

96.	Sonoco New Zealand Limited, a 100%-owned foreign subsidiary, incorporated in New Zealand

97.	Sonoco Asia, L.L.C., a 79.2%-owned domestic subsidiary, incorporated in Delaware

98.	Sonoco Asia Management Company, L.L.C., a 70%-owned domestic subsidiary, incorporated in Delaware

99.	Sonoco Thailand Ltd, a 79.2%-owned foreign subsidiary, incorporated in Thailand

100.	AGD (Thailand) Limited, a 79.2%-owned foreign subsidiary, incorporated in Thailand

101.	Sonoco Taiwan Ltd, a 79.2%-owned foreign subsidiary, incorporated in Taiwan

102.	Sonoco Singapore Pte. Ltd., a 79.2%-owned foreign subsidiary, incorporated in Singapore

103.	Sonoco Holdings Sdn Bhd, a 79.2%-owned foreign subsidiary, incorporated in Malaysia

104.	Sonoco Malaysia Sdn Bhd, a 79.2%-owned foreign subsidiary, incorporated in Malaysia

105.	Sonoco Products Malaysia Sdn Bhd, a 79.2%-owned foreign subsidiary, incorporated in Malaysia

106.	Sonoco Hongwen Paper Co Ltd, a 63.6%-owned foreign subsidiary, incorporated in China

107.	PT Sonoco Indonesia, a 79.2%-owned foreign subsidiary, incorporated in Indonesia

108.	Sonoco (Suzhou) Packaging Co Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

109.	Sonoco Kaiping Packaging Company Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

110.	Sonoco do Brazil Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil

111.	Sonoco Participacoes Ltda., a 100%-owned foreign subsidiary, incorporated in Brazil

112.	Sonoco For Plas do Brazil Ltda, a 51%-owned foreign subsidiary, incorporated in Brazil

113.	Sonoco de Colombia Ltda, a 100%-owned foreign subsidiary, incorporated in Colombia

114.	Colombiana PM, a 100%-owned domestic subsidiary, incorporated in Delaware

115.	Inversiones Sonoco Limitada, a 100%-owned foreign subsidiary, incorporated in Chile

116.	Sonoco de Chile SA, a 100%-owned foreign subsidiary, incorporated in Chile

117.	Sonoco Venezolana, a 90%-owned foreign subsidiary, incorporated in Venezuela

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

118.	Sonoco Netherlands Holding III BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands

119.	Sonoco de Mexico SA de CV, a 100%-owned foreign subsidiary, incorporated in Mexico

120.	Manufacturas Sonoco SA de CV, a 100%-owned foreign subsidiary, incorporated in Mexico

121.	Servicios Mexicanos Ejecutivos Sa de CV, a 100%-owned foreign subsidiary, incorporated in Mexico

122.	Sonoco SA de CV, a 100%-owned foreign subsidiary, incorporated in Mexico

123.	Sonoco (Weifang) Packaging Company, Ltd., a 79.2%-owned foreign subsidiary, incorporated in China

124.	Sonoco Yatai Pinghu Packaging Co Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

125.	Sonoco-Alcore Oy, a 100%-owned foreign subsidiary, incorporated in Finland

126.	Sonoco Alcore AB, a 100%-owned foreign subsidiary, incorporated in Sweden

127.	Sonoco IPD France SAS (fka Sonoco Alcore SAS), a 100%-owned foreign subsidiary, incorporated in France

128.	ZAO Sonoco Alcore, a 100%-owned foreign subsidiary, incorporated in Russia

129.	Sonoco-Alcore Ou, a 100%-owned foreign subsidiary, incorporated in Estonia

130.	Sonoco Operadora S de R L de C V, a 100%-owned foreign subsidiary, incorporated in Mexico

131.	Sonoco Venture International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland

132.	Sonoco-Alcore S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg

133.	Sonoco Cores and Paper Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom

134.	Sonoco Poland Holdings BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands

135.	Sonoco JV GmbH & Co. KG, a 100%-owned foreign subsidiary, incorporated in Germany

136.	Sonoco Poland - Packaging Services Spolka Z Ograniczona Odpowiedzialnoscia, a 100%-owned foreign subsidiary, incorporated in Poland

137.	Trident Graphics Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada

138.	Sonoco Luxembourg S.N.C., a 100%-owned foreign subsidiary, incorporated in Luxembourg

139.	Sonoco PPD Koruyucu Paketleme Sanayi ve Ticaret Limited Sirketi, a 100%-owned foreign subsidiary, incorporated in Turkey

140.	Sonoco (Xiamen) Packaging Company Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

141.	Sonoco Services, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES

SUBSIDIARIES OF THE REGISTRANT

142.	Sonoco India Private Limited, a 79.2%-owned foreign subsidiary, incorporated in India

143.	Sonoco (Shanghai) Co., Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

144.	CP Acquisition, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

145.	Clear Pack Company, a 100%-owned domestic subsidiary, incorporated in Illinois

146.	Matrix Packaging Canada ULC, a 100%-owned foreign subsidiary, incorporated in Canada

147.	Matrix U.S. Holdings, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

148.	Matrix Packaging of Illinois, Inc., a 100%-owned domestic subsidiary, incorporated in Illinois

149.	Matrix Packaging of California LLC, a 100%-owned domestic subsidiary, incorporated in California

150.	Matrix Packaging of Missouri, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware

151.	Sonoco (Taicang) Packaging Co., Ltd, a 79.2%-owned foreign subsidiary, incorporated in China

152.	Fair Lawn Packaging Services, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

153.	Sonoco Liquidation, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina

154.	Sonoco Contract Services S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico.

155.	Sonoco Asia Holding S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg